Employee Benefit Plans (Summary of Plan, Additional Disclosure Information) (Detail) - Grayson Plan - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Additional disclosure information
Accumulated benefit obligation	$ 5,223	$ 4,783
Vested benefit obligation	$ 5,223	$ 4,783
Discount rate used for net periodic pension cost	4.00%	4.25%
Discount rate used for disclosure	3.50%	4.00%
Expected return on plan assets	7.00%	7.25%
Rate of compensation increase
Average remaining service (years)	13 years	14 years